UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2007 (December 1, 2006)

ENERGY TRANSFER PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 1-11727

Delaware	73-1493906
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2838 Woodside Street, Dallas, Texas	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 981-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Energy Transfer Partners, L.P., filed with the Securities and Exchange Commission on December 5, 2006 (the “Form 8-K”), which reported under Item 2.01 the completion of the acquisition of Transwestern Pipeline Company, LLC (“Transwestern”). This amendment is filed to provide the financial statements and the pro forma financial information required by Item 9.01, and unless set forth below, all previous Items of the Form 8-K are unchanged.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On December 1, 2006, Energy Transfer Partners, L.P. (the “Partnership”) issued a press release announcing that it had completed its acquisition of Transwestern. The acquisition was completed through a series of transactions, beginning on November 1, 2006, when the Partnership acquired all of the outstanding Class B membership interests (representing a 50% ownership interest) of CCE Holdings, LLC (“CCEH”) from GE Financial Services and certain other investors. On December 1, 2006, CCEH redeemed the Partnership’s 50% ownership interest in CCEH in exchange for 100% ownership of Transwestern. The series of transactions were valued at a total of $1.465 billion. The Partnership funded a portion of the Transwestern acquisition through its issuance to Energy Transfer Equity, L.P., on November 1, 2006 of 26,086,957 Class G Units, representing limited partner interests, in exchange for a cash contribution of $1.2 billion.

Transwestern’s primary asset is the Transwestern Pipeline, a 2,500 mile interstate natural gas pipeline system connecting supply areas in the San Juan Basin in southern Colorado and northern New Mexico, the Anadarko Basin in the Mid-continent and the Permian Basin in west Texas to markets in the Midwest, Texas, Arizona, New Mexico and California. The Transwestern Pipeline interconnects with the Partnership’s existing intrastate pipelines in west Texas and to other interstate and intrastate pipelines located in west Texas.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The audited financial statements of Transwestern Pipeline Company, LLC as of and for the year ended December 31, 2005, and the unaudited financial statements of Transwestern Pipeline Company, LLC as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005, and the related notes, are filed as Exhibit 99.2 to this Current Report.

(b)	Pro forma financial information.

The unaudited pro forma consolidated balance sheet as of August 31, 2006, and the unaudited pro forma consolidated statement of operations for the year ended August 31, 2006 of Energy Transfer Partners, L.P. and the related notes are filed as Exhibit 99.3 to this Current Report.

(c)	Exhibits. The following exhibits are being furnished herewith:

Exhibit 23.1	- Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	- Press Release of the Registrant dated December 1, 2006 (previously filed as a part of this Current Report on Form 8-K filed on December 5, 2006).

Exhibit 99.2

-   The audited financial statements of Transwestern Pipeline Company, LLC as of and for the year ended December 31, 2005, and the unaudited financial statements of Transwestern Pipeline Company, LLC as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005, and the related notes.

Exhibit 99.3

-   The unaudited pro forma consolidated balance sheet as of August 31, 2006, and the unaudited pro forma consolidated statement of operations for the year ended August 31, 2006 of Energy Transfer Partners, L.P. and the related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P., General Partner
	By:	Energy Transfer Partners, L.L.C., General Partner

Date: January 8, 2007	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Press Release of the Registrant dated December 1, 2006 (previously filed as a part of this Current Report on Form 8-K filed on December 5, 2006).

Exhibit 99.2	The audited financial statements of Transwestern Pipeline Company, LLC as of and for the year ended December 31, 2005, and the unaudited consolidated financial statements of Transwestern Pipeline Company, LLC as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005, and the related notes.

Exhibit 99.3	The unaudited pro forma consolidated balance sheet as of August 31, 2006, and the unaudited pro forma consolidated statement of operations for the year ended August 31, 2006, of Energy Transfer Partners, L.P. and the related notes.